UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

GLOBUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403-5214

(Address of principal executive offices) (Zip Code)

(610) 930-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GMED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2023, Globus Medical, Inc. (“Globus”) held a special meeting of its stockholders (the “Globus Special Meeting”). Globus’s stockholders voted on the Globus Share Issuance Proposal (as defined below) at the Globus Special Meeting, which is described in more detail in the definitive joint proxy statement/prospectus filed by Globus with the U.S. Securities and Exchange Commission on March 28, 2023.

Only holders of record of shares of Class A common stock, par value $0.001 per share, of Globus (“Globus Class A Common Stock”) or Class B common stock, par value $0.001 per share, of Globus (together with Globus Class A Common Stock, the “Globus Common Stock”), as of the close of business on March 17, 2023 (the “Record Date”), were entitled to notice of and to vote at the Globus Special Meeting. At the close of business on the Record Date, there were 100,332,645 shares of Globus Common Stock issued and outstanding and entitled to vote at the Globus Special Meeting, consisting of 77,902,548 shares of Globus Class A Common Stock and 22,430,097 shares of Globus Class B Common Stock. Present at the Special Meeting or by proxy were holders of 88,044,130 Globus Common Stock, representing approximately 96% of the voting power of the outstanding Globus Common Stock eligible to vote at the Special Meeting, and constituting a quorum.

The final results with respect to such proposal are set forth below. Additionally, of the shares of Globus Class A Common Stock voted at the Globus Special Meeting, 99.66% were voted in favor of the Globus Share Issuance Proposal.

Globus Share Issuance Proposal. To vote to approve the issuance of shares of Globus Class A Common Stock in connection with the Merger (the “Globus Share Issuance Proposal”).

Votes For	Votes Against	Abstentions
287,038,438	210,302	2,666,263

Stockholder action on a second proposal to vote to approve the adjournment of the Globus Special Meeting to solicit additional proxies if there were insufficient votes to approve the Globus Share Issuance Proposal, was not required in light of the adoption of the Globus Share Issuance Proposal and no vote was taken on such second proposal.

Item 8.01	Other Events.

On April 27, 2023, Globus issued a press release announcing the results of the Globus Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release by Globus Medical, Inc., dated April 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated: April 27, 2023	By:	/s/ Keith Pfeil
Keith Pfeil
Chief Financial Officer Chief Accounting Officer Senior Vice President (Principal Financial Officer)